UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 6, 2013, Chesapeake Lodging Trust (the “Trust”) and Chesapeake Lodging, L.P. (the “Operating Partnership”) entered into separate On Demand Sales Agreements (the “Sales Agreements”) with each of Robert W. Baird & Co. Incorporated and JMP Securities LLC (each, an “Agent” and together, the “Agents”), to permit the Trust to issue and sell up to $100.0 million in the aggregate of its common shares of beneficial ownership (the “Shares”) through a continuous at-the-market offering or other methods (the “ATM program”). Through the date of this Current Report, sales of Shares under the ATM program have totaled approximately $24.0 million.

In accordance with SEC rules promulgated under the Securities Act of 1933, as amended (the “Act”), the Trust’s registration statement on Form S-3 (File No. 333-183280) under which the Shares were originally registered for sale under the Act will expire in September 2015. Although the Trust has no present plans to sell Shares pursuant to the ATM program, on September 4, 2015, the Trust, the Operating Partnership and each Agent amended the respective Sales Agreements (each an “Amendment” and collectively, the “Amendments”) to preserve the Trust’s ability to sell the remaining approximately $76.0 million of Shares available to be sold under the ATM program pursuant to the Trust’s automatic shelf registration statement on Form S-3 (File No. 333-198558) (the “2014 Registration Statement”) rather than pursuant to the Trust’s expiring registration statement on Form S-3. A prospectus supplement is also being filed today to permit the continuation of the ATM program pursuant to the 2014 Registration Statement. No additional Shares are being registered for sale pursuant to the ATM program, nor are any changes to its terms being implemented at this time.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Amendments are filed as Exhibits 1.3 and 1.4 to this Current Report. The description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments filed as exhibits hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2015	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	On Demand Sales Agreement, dated September 6, 2013, by and among the Trust, the Operating Partnership and Robert W. Baird & Co. Incorporated (incorporated by reference to Exhibit 1.1 to the Trust’s Current Report on Form 8-K filed on September 6, 2013)

1.2	On Demand Sales Agreement, dated September 6, 2013, by and among the Trust, the Operating Partnership and JMP Securities LLC (incorporated by reference to Exhibit 1.2 to the Trust’s Current Report on Form 8-K filed on September 6, 2013)

1.3	Amendment to On Demand Sales Agreement, dated September 4, 2015, by and among the Trust, the Operating Partnership and Robert W. Baird & Co. Incorporated

1.4	Amendment to On Demand Sales Agreement, dated September 4, 2015, by and among the Trust, the Operating Partnership and JMP Securities LLC

5.1	Opinion of Polsinelli PC regarding the legality of the Shares

23.1	Consent of Polsinelli PC (included in Exhibit 5.1)